UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 30, 2009 (Date of earliest event reported)
1st Pacific Bancorp (Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	001-33890 (Commission File Number)	20-5738252 (IRS Employer Identification Number)

9333 Genesee Avenue, Suite 300 San Diego, Calfornia (Address of principal executive offices)		92121 (Zip Code)
858-875-2000 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On January 30, 2009, 1st Pacific Bancorp announced financial results as of and for the quarter ended December 31, 2008. A copy of the related press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of 1st Pacific Bancorp dated January 30, 2009

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2009	1ST PACIFIC BANCORP By: /s/ James H. Burgess James H. Burgess Executive Vice President Chief Financial Officer Principal Accounting Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of 1st Pacific Bancorp dated January 30, 2009